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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 29, 1998
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                         COMMISSION FILE NUMBER 0-26304


                         SUNSTONE HOTEL INVESTORS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

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                                    MARYLAND
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                        (State or Other Jurisdiction of
                         Incorporation or Organization)

       0-26304                                                52-1891908
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(Commission File No.)                                     (I.R.S. Employer
                                                         Identification No.)

115 CALLE DE INDUSTRIAS, SUITE 201, SAN CLEMENTE, CA            92672
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      (Address of Principal Executive Offices)                (Zip Code)


                                 (714) 361-3900
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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         (Former Name or Former Address, if Changed since Last Report)

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ITEM 5. OTHER EVENTS

        On January 27, 1998, Sunstone Hotel Investors, Inc. announced its unaudited fourth quarter and year end financial results. Certain changes have been made to this Form 8-K from the press release as originally issued to clarify the restatements being made to FFO and FFO per share to conform to the disclosure requirements of SFAS No. 128.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) Exhibits

              99.1      Press Release dated January 27, 1998.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 1998                       SUNSTONE HOTEL INVESTORS, INC.

                                             By: /s/ ROBERT A. ALTER
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                                                     Robert A. Alter, President


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